                            LIMITED POWER OF ATTORNEY
                                       FOR
                               NEDAK ETHANOL, LLC

                              SECTION 16(a) FILINGS

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints  each of Daniel A.  Peterson,  David E.  Gardels and Jerome  Fagerland,
signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1)  Execute  for and on behalf of the  undersigned,  in the  undersigned's capacity as an officer,  director and/or  Unitholder of NEDAK Ethanol,
          LLC  (the  "Company"),  Forms 3, 4, and 5 and  amendments  thereto  in accordance  with Section 16(a) of the Securities  Exchange Act of 1934 and the rules thereunder;

     (2)  Do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such
          Form 3, 4, or 5 or  amendment  thereto  and timely file such form with the United States  Securities and Exchange  Commission (the "SEC") and
          any stock exchange or similar authority; and

     (3)  Take any other action of any type whatsoever  which, in the opinion of such  attorney-in-fact,  may be necessary  or desirable in  connection with the foregoing  authority,  it being understood that the documents executed  by  such  attorney-in-fact  on  behalf  of  the  undersigned pursuant  to this  Power of  Attorney  shall be in such form and shall contain  such  terms  and  conditions  as  such  attorney-in-fact  may approve.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transaction in securities of the Company,  unless earlier  revoked  by  the  undersigned  in a  signed  writing  delivered  to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of January, 2007.

                                        Jeff Lieswald
                                        ----------------------------------------
                                        Print Name of Reporting
                                        Person or Entity

                                        /s/ Jeff Lieswald
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                                        Signature